UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2012
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

8850 Double Diamond Parkway Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURES

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b) Departure of Interim Principal Executive Officer

As previously disclosed by GameTech International, Inc. (the “Company”) in its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 17, 2012, Scott H. Shackelton was appointed to serve as Interim President of the Company.  On July 13, 2012, Mr. Shackelton resigned as the Company’s Interim President.  Mr. Shackelton will continue to serve as a member of the Company’s Board of Directors.  Mr. Shackelton will also remain employed with the Company, and will continue to receive compensation at his current an annual base salary of $150,000, through a transition period ending on July 27, 2012.

5.02(c) Appointment of Principal Executive Officer

On July 13, 2012 the Company’s Board of Directors unanimously voted to appoint James Robertson to serve as the Company’s President and Chief Executive Officer, effective as of July 13, 2012.  Mr. Robertson joined the Company in January 2009 as General Counsel.  Mr. Robertson was subsequently appointed to serve as Corporate Secretary and in July 2010 was promoted to the role of Vice President and General Counsel and made responsible for the direction of the legal, intellectual property, regulatory compliance, human resources, and risk management functions of the Company.  Mr. Robertson holds a Bachelor’s Degree in Business Administration from the University of Colorado, a Masters of Business Administration from the University of Nevada Las Vegas, and a Juris Doctorate from the University of Nevada Las Vegas, William S. Boyd School of Law.   Prior to joining the Company, Mr. Robertson worked in the legal departments of First Data Corporation and International Game Technology.  Mr. Robertson also serves as a member of the Company’s Compliance Committee.

Upon recommendation of the Compensation Committee of the Board of Directors of the Company, Mr. Robertson will receive an annual base salary of $160,000 as President and Chief Executive Officer of the Company. Mr. Robertson’s appointment as an officer of the Company remains all times subject to all applicable regulatory approvals and all qualification requirements of any gaming commissions, boards or similar regulatory enforcement authorities which the Company is subject to.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

By:	/s/ Andrew E. Robinson
Andrew E. Robinson
SVP & Chief Financial Officer

Date: July 18, 2012